SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       October 27, 2004
                                                  ----------------------------


                           WHITNEY HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


         Louisiana                       0-1026                  72-6017893
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(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation                File Number)          Identification No.)


              228 St. Charles Avenue, New Orleans, Louisiana 70130
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (504) 586-7272
                                                  ----------------------------


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 23-.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01              Other Events

      On October 27, 2004, Whitney Holding Corporation issued a news release announcing that its Board of Directors authorized a program to repurchase up to
1.75 million shares, or approximately 4.2%, of its outstanding common stock. The News Release is attached as exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01   Financial Statement and Exhibits.

     (c) Exhibits

          99.1  News Release




                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           WHITNEY HOLDING CORPORATION


                         By:     /s/Thomas L. Callicutt, Jr.
                            --------------------------------------------------
                                Thomas L. Callicutt, Jr.
                                Executive Vice President
                                and Chief Financial Officer


                                Date:     10/27/2004
                                     -----------------------------------------

                                  EXHIBIT INDEX


Exhibit
Number                                               Description
------                                               -----------
99.1                                       News Release dated October 27, 2004

Exhibit 99.1

                              [WHITNEY LETTERHEAD]

                           WHITNEY HOLDING CORPORATION
                             228 ST. CHARLES AVENUE
                          NEW ORLEANS, LOUISIANA 70130


                                  NEWS RELEASE

CONTACT: Thomas L. Callicutt, Jr.                    FOR IMMEDIATE RELEASE
         504/552-4591                                October 27, 2004


                   WHITNEY ANNOUNCES STOCK REPURCHASE PROGRAM


         New Orleans, Louisiana. The Board of Directors of Whitney Holding Corporation (NASDAQ--WTNY) today authorized a program to repurchase up to 1.75 million shares, or approximately 4.2%, of Whitney's outstanding common stock. The stock will be repurchased from time to time at management's discretion in the open market, by block purchase, in privately negotiated transactions or as otherwise allowed by securities laws and regulations.
         The repurchase authorization is for a twelve-month period beginning October 27, 2004. The timing and ultimate number of shares repurchased will be based upon such factors as Whitney's stock price and trading volumes, and general market and economic conditions. Repurchases may be discontinued at any time. The shares repurchased will be held as treasury shares and may be used by the Company, as needed, for general corporate purposes, which include reissuances in connection with employee stock option exercises or other employee stock plans.
         Whitney Holding Corporation, through its banking subsidiary Whitney National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; the panhandle of Florida; and the Tampa Bay metropolitan area of Florida.

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